SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                               December 25, 1999

                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
           (Exact name of the registrant as specified in its charter)

                2-99554,   33-9518,   33-10349  33-20826,   33-26683,
               33-31592   33-35340,   33-40243,   33-44591  33-49296,
               33-49689, 33-52603,

                         33-54227, 333-4846, 333-39665,
                                    333-57481

                            (Commission File Number)

  Delaware                           333-72493                  75-2006294

(State or other                                              (I.R.S Employee
jurisdiction of                                            Identification No.)
incorporation)

8400 Normandale Lake Boulevard                                55437
Minneapolis, Minnesota                                      (Zip Code)
(Address of Principal

Executive Offices)

Registrant's telephone number, including area code:
(612) 832-7000


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Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the December, 1999 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.

Master Serviced by Residential Funding Corporation

1986-12     RFM1
1986-15     RFM1
1987-1      RFM1
1987-3      RFM1
1987-4      RFM1
1987-6      RFM1
1987-S1     RFM1
1987-S5     RFM1
1987-SA1    RFM1
1988-3A     RFM1
1988-3B     RFM1
1988-3C     RFM1
1988-4B     RFM1
1989-2      RFM1
1989-3A     RFM1
1989-3C     RFM1
1989-4A     RFM1
1989-4B     RFM1
1989-4C     RFM1
1989-4D     RFM1
1989-4E     RFM1
1989-5A     RFM1
1989-5B     RFM1
1989-7      RFM1
1989-S1     RFM1
1989-S4     RFM1
1989-SW1A   RFM1
1989-SW1B   RFM1
1989-SW2    RFM1
1990-2      RFM1
1990-3A     RFM1
1990-3B     RFM1
1990-3C     RFM1
1990-8      RFM1
1990-R16    RFM1
1990-S14    RFM1
1991-21A    RFM1


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1991-21B  RFM1  1991-21C  RFM1  1991-25A RFM1 1991-25B RFM1 1991-4 RFM1 1991-R13
RFM1  1991-R14  RFM1 1991-R9 RFM1  1991-S11  RFM1  1992-13  RFM1  1992-17A  RFM1
1992-S11  RFM1  1992-S14  RFM1 1992-S16 RFM1 1992-S18 RFM1 1992-S19 RFM1 1992-S2
RFM1  1992-S20  RFM1  1992-S21  RFM1  1992-S22  RFM1 1992-S23 RFM1 1992-S24 RFM1
1992-S25  RFM1  1992-S26 RFM1 1992-S27 RFM1 1992-S28 RFM1 1992-S29 RFM1 1992-S30
RFM1  1992-S31  RFM1  1992-S32  RFM1  1992-S33  RFM1 1992-S34 RFM1 1992-S35 RFM1
1992-S36  RFM1  1992-S37 RFM1 1992-S38 RFM1 1992-S39 RFM1 1992-S40 RFM1 1992-S41
RFM1 1992-S42 RFM1 1992-S43 RFM1 1992-S44 RFM1 1992-S5 RFM1 1992-S6 RFM1 1992-S7
RFM1 1992-S8 RFM1 1992-S9 RFM1 1993-19 RFM1 1993-MZ1 RFM1 1993-MZ2 RFM1 1993-MZ3
RFM1 1993-S1 RFM1  1993-S10  RFM1  1993-S11  RFM1  1993-S12  RFM1  1993-S13 RFM1
1993-S14  RFM1  1993-S15  RFM1 1993-S16 RFM1 1993-S17 RFM1 1993-S18 RFM1 1993-S2
RFM1  1993-S20  RFM1  1993-S21  RFM1  1993-S22  RFM1 1993-S23 RFM1 1993-S24 RFM1
1993-S25  RFM1  1993-S26  RFM1 1993-S27 RFM1 1993-S28 RFM1 1993-S29 RFM1 1993-S3
RFM1  1993-S30  RFM1  1993-S31  RFM1  1993-S32  RFM1 1993-S33 RFM1 1993-S34 RFM1
1993-S35  RFM1  1993-S36  RFM1 1993-S37 RFM1 1993-S38 RFM1 1993-S39 RFM1 1993-S4
RFM1  1993-S40  RFM1  1993-S41  RFM1  1993-S42  RFM1 1993-S43 RFM1 1993-S44 RFM1
1993-S45  RFM1  1993-S46  RFM1 1993-S47 RFM1 1993-S48 RFM1 1993-S49 RFM1 1993-S5
RFM1 1993-S6 RFM1 1993-S7 RFM1 1993-S8 RFM1 1993-S9 RFM1  1994-MZ1 RFM1 1994-RS4
RFM1 1994-S1 RFM1  1994-S10  RFM1  1994-S11  RFM1  1994-S12  RFM1  1994-S13 RFM1
1994-S14  RFM1  1994-S15 RFM1 1994-S16 RFM1 1994-S17 RFM1 1994-S18 RFM1 1994-S19
RFM1 1994-S2 RFM1  1994-S20  RFM1 1994-S3 RFM1 1994-S5 RFM1 1994-S6 RFM1 1994-S7
RFM1 1994-S8 RFM1 1994-S9 RFM1  1995-R20 RFM1 1995-R5 RFM1 1995-S1 RFM1 1995-S10
RFM1  1995-S11  RFM1  1995-S12  RFM1  1995-S13  RFM1 1995-S14 RFM1 1995-S15 RFM1
1995-S16  RFM1  1995-S17  RFM1 1995-S18 RFM1 1995-S19 RFM1 1995-S2 RFM1 1995-S21
RFM1  1995-S3  RFM1  1995-S4 RFM1 1995-S6 RFM1 1995-S7 RFM1 1995-S8 RFM1 1995-S9
RFM1 1996-S1 RFM1  1996-S10  RFM1  1996-S11  RFM1  1996-S12  RFM1  1996-S13 RFM1
1996-S14  RFM1  1996-S15 RFM1 1996-S16 RFM1 1996-S17 RFM1 1996-S18 RFM1 1996-S19
RFM1 1996-S2 RFM1  1996-S20  RFM1  1996-S21  RFM1  1996-S22  RFM1  1996-S23 RFM1
1996-S24  RFM1 1996-S25 RFM1 1996-S3 RFM1 1996-S4 RFM1 1996-S5 RFM1 1996-S6 RFM1
1996-S7 RFM1 1996-S8 RFM1 1996-S9 RFM1 1996-S9 RFM1 1997-S1 RFM1  1997-S10  RFM1
1997-S11  RFM1  1997-S12  RFM1  1997-S12RIIIRFM1  1997-S13  RFM1  1997-S14  RFM1
1997-S15  RFM1  1997-S16  RFM1 1997-S17 RFM1 1997-S18 RFM1 1997-S19 RFM1 1997-S2
RFM1  1997-S20 RFM1 1997-S21 RFM1 1997-S3 RFM1 1997-S4 RFM1 1997-S5 RFM1 1997-S6
RFM1 1997-S7 RFM1 1997-S8 RFM1 1997-S9 RFM1  1998-NS1 RFM1 1998-NS2 RFM1 1998-S1
RFM1  1998-S10  RFM1  1998-S12  RFM1  1998-S13  RFM1 1998-S14 RFM1 1998-S15 RFM1
1998-S16 RFM1

1998-S17    RFM1
1998-S18    RFM1
1998-S19    RFM1
1998-S2     RFM1
1998-S20    RFM1
1998-S21    RFM1
1998-S22    RFM1
1998-S23    RFM1
1998-S24    RFM1
1998-S25    RFM1
1998-S26    RFM1
1998-S27    RFM1
1998-S28    RFM1
1998-S29    RFM1
1998-S3     RFM1
1998-S30    RFM1
1998-S31    RFM1
1998-S4     RFM1
1998-S5     RFM1
1998-S6     RFM1
1998-S7     RFM1
1998-S8     RFM1
1998-S9     RFM1
1999-S1     RFM1
1999-S10    RFM1
1999-S11    RFM1
1999-S12    RFM1
1999-S13    RFM1
1999-S14    RFM1
1999-S14    RFM1
1999-S15    RFM1
1999-S16    RFM1
1999-S17    RFM1
1999-S18    RFM1
1999-S19    RFM1
1999-S2     RFM1
1999-S20    RFM1
1999-S21    RFM1
1999-S22    RFM1
1999-S23    RFM1
1999-S3     RFM1
1999-S4     RFM1
1999-S5     RFM1
1999-S6     RFM1
1999-S7     RFM1
1999-S8     RFM1
1999-S9     RFM1


Item 7.  Financial Statements and Exhibits

(a)  See attached monthly reports

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed onits behalf by the undersigned thereunto duly authorized.

RESIDENTIAL FUNDING MORTGAGE
SECURITIES I, INC.

BY:
Name:    Davee Olson
Title:   Chief Financial Officer
Dated:    December 25, 1999


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                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed onits behalf by the undersigned thereunto duly authorized.

RESIDENTIAL FUNDING MORTGAGE
SECURITIES I, INC.

BY:      /S/DAVEE OLSON
Name:    Davee Olson
Title:   Chief Financial Officer
Dated:   December 25, 1999


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